Indiana United Bancorp
                            201 N. Broadway
                       Greensburg, Indiana 47240


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  To be held on Tuesday, May 20, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Indiana United Bancorp (the "Company") will be held in the Conference Center on the second floor of the Company's principal office at 201 N. Broadway, Greensburg, Indiana, on Tuesday the 20th day of May, 1997, at 10:00 A.M. (Eastern Standard Time), for the following purposes:

  1. To elect to the Board of Directors five (5) directors to serve until the next Annual Meeting and until their successors are elected and qualified;

  2. To ratify the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants for the fiscal year ending December 31, 1997; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.



                                   By Order of the Board of Directors,




                                   SUE FAWBUSH
                                   Secretary



Greensburg, Indiana
April 4, 1997










                        INDIANA UNITED BANCORP
                            201 N. Broadway
                       Greensburg, Indiana 47240


                            PROXY STATEMENT
                                  FOR
                    ANNUAL MEETING OF SHAREHOLDERS
                             MAY 20, 1997


                             INTRODUCTION

     This Proxy Statement is being furnished to shareholders of Indiana United Bancorp, an Indiana corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, no par value per share (the "Common Stock"), as of the close of business on March 14, 1997, for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, May 20, 1997, at 10:00 a.m. (Eastern Standard Time) in the Conference Center on the second floor of the Company's principal office at 201 N. Broadway, Greensburg, Indiana, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Company's shareholders on or about April 4, 1997.

Purposes of the Annual Meeting

     At the Annual Meeting, holders of shares of Common Stock will be asked to consider and to vote upon the following matters:

  (i.) The election of five directors of the Company who will serve until the 1998 Annual Meeting and until their successors are elected and qualified;

  (ii.)     To ratify the appointment of Geo. S. Olive & Co. LLC as the
      Company's independent accountants for the fiscal year ending December 31, 1997; and

  (iii.)    To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Director's five nominees for election as directors of the Company, and "FOR" the ratification of the Board of Director's appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

Voting Rights and Proxy Information

     Only holders of record of shares of Common Stock as of the close of business on March 14, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of March 14, 1997, there were 1,250,897 shares of Common Stock outstanding.

     The affirmative vote of a plurality of the shares of Common Stock represented in person or by properly executed proxy at the Annual Meeting is required to approve the election of each of the Company's nominees for election as a director and to ratify the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants for the fiscal year ending December 31, 1997.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Director's five nominees for election as directors of the Company and the ratification of the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of Sue Fawbush, Secretary.

     The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers, and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

Annual Report

     The Company's 1996 Annual Report, which includes consolidated financial statements, accompanies this Proxy Statement.

Principal Shareholders

     As of January 31, 1997, the following individuals or entities reported beneficial ownership of Common
Stock in excess of 5% of the Company's outstanding Common Stock:

      Name and Address      Number of Shares     Percentage of
      of Beneficial Owner   Beneficially Owned   Outstanding Shares
                            (l)
      Douglas T. Breeden
      100 Europa Drive,
      Suite 200                 119,642               9.6%
      Chapel Hill, NC
      27514

      William G. Barron
      3211 Frederica
      Street, Suite E           109,317 (2)           8.7%
      Owensboro, KY 42301

      Frankie G. Barron
      19 C Quail Ridge
      Court                      82,334 (3)           6.6%
      Owensboro, KY 42301

      Anne M. Padgett
      1615 Griffith Avenue
      Owensboro, KY 42301        67,445               5.4%

      Robert E. Hoptry
      1098 Country Club
      Drive                      66,701 (4)           5.3%
      Greensburg, IN 47240

(1) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(2) Includes 7,494 shares held by Mr. Barron as custodian under the Kentucky Uniform Gifts to Minors Act for the benefit of his children and 4,673 shares held by Mr. Barron in his Individual Retirement Account, over which Mr. Barron has sole voting and investment power. Also includes 8,726 shares over which Mr. Barron has shared voting and investment power with his mother, Frankie G. Barron, as co-trustee of trusts for the benefit of certain family members of Mr. Barron. Also includes 22,085 shares held by Mr. Barron's wife as trustee of a trust for the benefit of Mr. Barron's wife and his children, over which Mr. Barron's wife has sole voting and investment power, and 5,356 shares held by Mr. Barron's wife in her Individual Retirement Account, over which Mr. Barron's wife has sole voting and investment power. Mr. Barron disclaims beneficial ownership of all shares in which his wife has sole voting or investment power. Also includes 30,201 shares held in the Barron Family Partnership, LTD, over which Mr. and Mrs. Barron have shared voting and investment power.

(3) Includes 66,767 shares held by Mrs. Barron as trustee under a trust established by her husband, Jarred M. Barron, for her benefit and for the benefit of certain family members, over which Mrs. Barron has sole voting and investment power. Also includes 8,726 shares over which Mrs. Barron has shared voting and investment power with her son, William G. Barron, as co-trustee of various trusts for the benefit of certain family members of Mrs. Barron. Also includes 3,335 shares held by her husband, Jarred M. Barron, over which he has sole voting and investment power and with respect to which Mrs. Barron disclaims beneficial ownership.

(4) Includes 6,705 shares held by the Company's Retirement and Savings Incentive Plan. Also includes 454 shares owned by Mr. Hoptry's wife indirectly through an IRA, with respect to which Mr. Hoptry disclaims beneficial ownership.

                         ELECTION OF DIRECTORS
                           (Item 1 on Proxy)

     A board of five directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Bylaws, until his successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of whom are presently directors of the Company, are set forth below and the following information is furnished with respect to each:

                                       Director of   Common Stock   Percentage
                Principal                Company     Beneficially       of
Nominee       Occupation or      Age   Continuously    Owned as    Outstanding
              Employment (1)             Since       of 1/31/97(2)    Shares
William G.   Chairman and        47   April 25. 1989   109,317(3)       8.7%
Barron       President,
               Wm. G. Barron
               Enterprises,
               commercial real
               estate broker,
               manager and
               developer

Philip A.    Partner, Coldren    52   Sept.16, 1987      8,242(4)  less than 1%
Frantz       & Frantz,attorneys


Glenn D.     President, Marlin   51   July 28, 1983     31,539(5)       2.5%
Higdon       Enterprises, Inc
               diversified
               business
               holding company

Robert E.    Chairman of the     58   its incorp-       66,701(7)       5.3%
Hoptry       Board, President         ation on
             and Chief                March 30, 1983
             Executive Officer
             of the Company (6)

Edward J.    President, E. M.    52   March 17, 1994     3,003(8)  less than 1%
Zoeller      Cummings
             Veneer, Inc.,
               manufacturer of
               veneered
               furniture parts

All
directors
and
executive
officers as
a group (8                                             226,226         18.1%
in number
including
the above-
named
persons)

(1) Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3) For information regarding Mr. Barron's beneficial ownership of Common Stock, see footnote (2) under "INTRODUCTION - Principal Shareholders".

(4) Includes 66 shares owned directly by Mr. Frantz's wife and 329 shares held by Mr. Frantz's wife through an IRA account, but does not include 440 shares owned by Mr. Frantz's adult children.

(5) Also includes 539 shares for the benefit of Mr. Higdon's minor children, over which he has sole voting and investment power.

(6) Mr. Hoptry has served as Chairman of the Board, President and Chief Executive Officer of the Company since July 29, 1983.

(7) For information regarding Mr. Hoptry's beneficial ownership of common stock, see footnote (4) under "INTRODUCTION - Principal Shareholders".

(8) Includes 490 shares owned by Mr. Zoeller's wife indirectly through an IRA and 55 shares held jointly with each of his two daughters.

     The Company Board of Directors recommends a vote "FOR" the election of each of the Company's nominees for election as a director.

     Shares of Common Stock of the Company represented by proxies executed and received in the accompanying form will be voted for the election of all of the above nominees as directors of the Company, unless otherwise indicated. The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

     The Board of Directors considers nominations of candidates for election as directors. The Company's Bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 60 days nor more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).

     Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. If the Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

     By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications.


         CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

     Directors who are not officers of the Company are paid an annual retainer of $5,000 for serving on the Board plus an attendance fee of $750 per meeting. The retainer is based on six regular meetings annually. During 1996, the Board met eight times. The Board of Directors has an Audit Committee and a Compensation Committee. Committee members are paid an attendance fee of $750 per meeting held on a day on which there is not a Board meeting.

     The Audit Committee held six meetings during 1996. The members of the committee, none of whom are employees of the Company, are William G. Barron, Philip A. Frantz, Glenn D. Higdon, Martin G. Wilson and Edward J. Zoeller. Philip A. Frantz has served as chairman of the Audit Committee since April 26, 1994. The functions of the Audit Committee include review of the programs of the Company's internal auditors, the results of their audits and the adequacy of the Company's system of internal controls and accounting practices. In addition, the committee has direct access to the Company's independent accountants, Geo. S. Olive & Co. LLC, and reviews the scope of their annual audit prior to its commencement and reviews the types of services for which the Company retains Geo. S. Olive & Co. LLC. The committee also reviews all regulatory examination reports.

     The Compensation Committee held one meeting during 1996 for the purpose of discussing the factors and criteria upon which the compensation of the Company's executive officers will be based in 1997. The members of the committee, none of whom are employees of the Company, are the same five directors that serve on the Audit Committee. The function of the Compensation Committee is to establish the compensation of members of executive management.

     The Company does not have a Nominating Committee.

       SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the 1996 fiscal year, Director Glenn D. Higdon failed to file on a timely basis one report with respect to two (2) transactions. During the time this report was due, Mr. Higdon was recuperating from heart surgery. Except for the foregoing, the Company believes that all such reports were filed timely in compliance with Section 16(a) during 1996.


                   EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names and ages of all executive officers of the Company and their positions. Except as set forth below, each executive officer has held the specified position for the last five years.

            Name           Age   Position
            Robert E.      58    Chairman of the Board,
            Hoptry               President and Chief
                                 Executive Officer

            Jay B. Fager   49    Treasurer and Chief
                                 Financial Officer (l)

            Daryl R.       45    Chairman of the Board,
            Tressler             President and Chief
                                 Executive Officer of
                                 Union Bank (2)

            Michael K.     42    Chairman of the Board,
            Bauer                President and Chief
                                 Executive Officer of
                                 Regional Bank (3)

For additional information about Mr. Hoptry, see "ELECTION OF
DIRECTORS"

(1) Mr. Fager was elected Treasurer and Chief Financial Officer in September 1995. From January 1995 to September 1995, he served as Senior Vice President and Controller of Union Bank and also served as Vice President and Controller from April 1990 to September 1995.

(2) Mr. Tressler has served as President and Chief Executive Officer of Union Bank since January 11, 1994 and, additionally, as Chairman of the Board of Union Bank since April 26, 1994. He also serves as Vice President of the Company. He previously served as President and Chief Executive Officer of Peoples Bank from February 1, 1989 through June 30, 1994 at which time Peoples Bank merged with Union Bank.

(3) Mr. Bauer has served as President and Chief Executive Officer of Regional Bank since September 6, 1995 and, additionally, as Chairman of the Board of Regional Bank since May 22, 1996. He also serves as Vice President of the Company. From 1988 to September 1995, Mr. Bauer was President and Chief Executive Officer of Harris Bank, Bartlett, Illinois.

                        EXECUTIVE COMPENSATION

Report of Compensation Committee

     The Compensation of the Company's executive officers is determined by the Compensation Committee comprised solely of non-employee directors of the Company. Salary ranges are established for all positions within the Company based upon comparative peer data as reported by the Indiana Bankers Association ("IBA") and the Bank Administration Institute ("BAI"). IBA data states the average compensation of a chief executive officer operating a $200 to $500 million banking organization in the Midwest region (Indiana, Illinois, Ohio and Michigan) is $169,600. According to BAI data, the average compensation paid to the chief executive officer operating a $250 to $500 million banking organization in the Midwest region (Illinois, Indiana, Michigan, Ohio and Wisconsin) is $199,400. The Company's established salary range for 1996 was $123,000 to $211,200 for its chief executive officer. The Compensation Committee considers the market performance of the Company's Common Stock relative to the market performance of the NASDAQ Market Index (U.S.) and the NASDAQ Bank Stock Index, and the Company's overall performance for the year, in establishing the compensation for the Chief Executive Officer within the approved salary range. The key performance measure the Committee used in determining Mr. Hoptry's 1996 compensation was its assessment of his ability and dedication to enhance the long-term value of the Company by continuing to provide the leadership and vision he has provided throughout his tenure as Chief Executive Officer.

     In 1995, the Company initiated an incentive compensation plan under which substantially all employees of the Company and its subsidiaries are eligible. The plan considers the performance of each subsidiary as well as consolidated results. The 1996 payout, based on 1995 results, was .93% of wages paid to parent Company employees; 2.55% to Union Bank employees; and Regional Bank employees did not receive a payout. The 1997 payout, based on 1996 results, was 3.83% of wages paid to parent Company employees; 4.04% to Union Bank employees; and 2.73% to Regional Bank employees.


                              COMPENSATION COMMITTEE
                              /s/  William G. Barron, Chairman
                              /s/  Philip A. Frantz
                              /s/  Glenn D. Higdon
                              /s/  Martin G. Wilson
                              /s/  Edward J. Zoeller


Summary Compensation Table

     The following table summarizes compensation earned in 1996, 1995, and 1994, by the Company's Chief Executive Officer, and 1996 and 1995 (where applicable) compensation earned for affiliate Chief Executive Officers.

                                             Annual Compensation
                                                                 Other Annual
                                  Year    Salary($)   Bonus($)  Compensation($)
Name and Principal Position(a)     (b)      (c)         (d)         (e)(1)
Robert E. Hoptry                  1996     158,839     6,142
Chairman of the Board, President  1995     151,300     1,531
and Chief Executive Officer       1994     144,000

Michael K. Bauer                  1996     120,050     3,277
Chairman of the Board, President
and Chief Executive Officer of
Regional Bank

Daryl R. Tressler                 1996     107,609     4,453
Chairman of the Board, President  1995     103,000     2,629
and Chief Executive Officer of
Union Bank

                                                Long-term Compensation
                                              Awards            Payouts
                                       Restricted                     All Other
                                         Stock    Options    LTIP     Compensa-
                                  Year  Awards($)  SARs(#)  Payout($) tion($)(2)
Name and Principal Position(a)     (b)    (f)       (g)       (h)        (i)
Robert E. Hoptry                  1996                                  21,015
Chairman of the Board, President  1995                                  20,795
and Chief Executive Officer       1994                                  19,657

Michael K. Bauer                  1996
Chairman of the Board, President
and Chief Executive Officer of
Regional Bank

Daryl R. Tressler                 1996                                  16,048
Chairman of the Board, President  1995                                  14,441
and Chief Executive Officer of
Union Bank

(1) The only type of other annual compensation for each of the named officers was in the form of perquisites, and was less than the level required for reporting.

(2) Employer contributions to the Company's Retirement and Savings Incentive Plan and matching contributions under the Company's 401 (k) feature within that Plan.


Performance Graph

     The following graph compares the change in the Company's cumulative total shareholder return on its Common Stock with the NASDAQ Market Index (U.S.) and the NASDAQ Bank Stock Index.

            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
     Assuming $100 invested on 12/31/91 with dividends reinvested


                             1991     1992     1993     1994     1995     1996
NASDAQ Market Index (U.S.) 100.000  116.378  133.595  130.587  184.674  227.164
NASDAQ Bank Stock Index    100.000  145.551  165.989  165.385  246.319  325.600
Indiana United Bancorp     100.000  151.008  173.812  168.508  206.141  246.482

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries, and their affiliates and associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

        RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                           (Item 2 on Proxy)

     The Company has appointed Geo. S. Olive & Co. LLC, Indianapolis, Indiana, as the Company's independent accountants for the fiscal year ending December 31, 1997. Geo. S. Olive & Co. LLC has served as the Company's independent accountants since 1983. Services provided to the Company and its subsidiaries by Geo. S. Olive & Co. LLC with respect to the fiscal year ended December 31, 1996 included the examination of the Company's consolidated financial statements and consultations on various tax matters. Representatives of Geo. S. Olive & Co. LLC will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

     In the event shareholders do not ratify the selection of Geo. S. Olive & Co. LLC as the Company's independent accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

     The Board recommends that shareholders vote "FOR" ratification of the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants for the 1997 fiscal year.

                         SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company by December 5, 1997 in order to be considered for inclusion in the Proxy Statement for the 1998 Annual Meeting.

     The Company's Bylaws establish an advance notice procedure for shareholders to bring business before an annual meeting of shareholders of the Company (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before such meeting. Under the Shareholder Notice Procedure, to be timely, notice of shareholder proposals to be made at an annual meeting must be received by the Company not less than 60 days nor more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or
(ii) the day such public disclosure was made).

     Under the Shareholder Notice Procedure, a shareholder's notice relating to the conduct of business must contain certain information about such business and about the proposing shareholder, including, without limitation, a brief description of the business the shareholder proposes to bring before the annual meeting, the reasons for conducting such business at such meeting, the name and address of such shareholder, the number of shares of Common Stock of the Company beneficially owned by such shareholder and any material interest of such shareholder in the business so proposed. If the Chairman of the Board or other officer presiding at a meeting determines that such business was not brought before the meeting in accordance with the Shareholder Notice Procedure, such business will not be conducted at such meeting.

     By requiring advance notice of other proposed business, the Shareholder Notice Procedure is intended to provide an orderly procedure for conducting annual meetings of shareholders and, to the extent deemed necessary or desirable by the Board, will provide the Board with an opportunity to inform shareholders, prior to such meetings, of any business proposed to be conducted at such meetings, together with any recommendations as to the Board's position regarding action to be taken with respect to such business, so that shareholders can better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

                             OTHER MATTERS

     The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

            Incorporation of Certain Documents by Reference

     All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting will be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.


                              By order of the Board of Directors,



                              SUE FAWBUSH
                              Secretary



Greensburg, Indiana
April 4, 1997